UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 11, 2021

AMPIO PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35182	26-0179592
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

373 Inverness Parkway, Suite 200

Englewood, Colorado 80112

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (720) 437-6500

Not Applicable

(Former name, or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	AMPE	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Directors

Mr. J. Kevin Buchi

On October 13, 2021, the Board of Directors (the “Board”) of Ampio Pharmaceuticals, Inc. (the “Company”) appointed Mr. J. Kevin Buchi to serve as a member of the Board. Mr. Buchi served as Chief Executive Officer and a director of Biospecifics Technologies Corp. (NASDAQ: BSTC) from October 2019 until April 2020. Mr. Buchi served as Impax Laboratories, LLC’s Interim President and Chief Executive Officer from December 2016 until March 2017 and as member of the Impax Board of Directors from November 2016 until the completion of the combination of Impax and Amneal Pharmaceuticals (NYSE: AMRX) in May 2018. Mr. Buchi served as President and Chief Executive Officer of TetraLogic Pharmaceuticals (formerly NASDAQ: TLOG) from August 2013 to December 2016. Before TetraLogic, he served as Corporate Vice President of Global Branded Products at Teva Pharmaceutical Industries Limited (NYSE: TEVA) from 2011 to May 2012. Mr. Buchi was Chief Executive Officer of Cephalon, Inc. (formerly NASDAQ: CEPH), which was acquired by Teva Pharmaceutical Industries Limited in October 2011. In addition, Mr. Buchi has served as an independent director of Dicerna Pharmaceuticals, Inc. (Nasdaq: DRNA) since 2018 and Chairman of its Board of Directors since January 2019, and currently serves as a director of Amneal Pharmaceuticals Inc. (NYSE: AMRX) and Benitec Biopharma Ltd. (NASDAQ: BNTC). Mr. Buchi received his B.A. degree in Chemistry from Cornell University and a Masters of Management degree from the J.L. Kellogg Graduate School of Management, Northwestern University.

There are no arrangements or understandings between Mr. Buchi and any other persons pursuant to which he was selected as a director, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. Michael Martino

On October 13, 2021, the Board appointed Mr. Michael Martino to serve as a member of the Board. Mr. Martino has served as President, Chief Executive Officer and a director of HemaFlo Therapetuics Inc., a private company focused on the treatment of acute kidney injury, since January 2016. Prior to HemaFlow, Mr. Martino was President and Chief Executive Officer of Ambit Biosciences, a company focused on the development of a drug to treat acute myeloid leukemia, from November 2011 to November 2014. Under his leadership, Ambit initiated a large, multi-national Phase III study; secured $25 million in private financing; completed a $90 million initial public offering; and ultimately sold the company to a large, Japanese pharmaceutical company for $450 million in cash plus future milestone payments. Mr. Martino also previously served as President, Chief Executive Officer and a director of Arzeda, a synthetic biology company, and Sonus Pharmaceuticals, an oncology drug development company. In addition, Mr. Martino currently serves on the board of Caravan Biologix, a private company primarily focused on the development of novel oncology drugs, and was a founding director at Excision BioTherapeutics, Inc. Mr. Martino has a BBA from Roanoke College, where he served as a Trustee from 2016 to 2020, and a MBA from Virginia Tech.

There are no arrangements or understandings between Mr. Martino and any other persons pursuant to which he was selected as a director, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

For their service on the Board, Messrs. Buchi and Martino will receive the same cash compensation as other non-management directors, as described in the Company’s Definitive Proxy Statement on Schedule 14A, originally filed with the Securities and Exchange Commission (the “Commission”) on June 30, 2021. In addition, each of Messrs. Buchi and Martino will receive an initial grant of 150,000 options to purchase shares of the Company’s common stock. Such options shall vest ratably on a monthly basis over a period of three years from the grant date. In addition, it is expected that each of Messrs. Buchi and Martino will execute the Company’s standard form of indemnification agreement.

Additional details regarding the above may be found in the press release attached as Exhibit 99.1 to this Current Report on Form 8-K, which is hereby incorporated by reference.

Appointment of Officer

On October 13, 2021, the Board appointed Holli Cherevka, the Company’s Chief Operating Officer (“COO”), to also serve as President of the Company. Ms. Cherevka, 38, has served as the Company’s COO since September 2017.  Prior to taking her current role, Ms. Cherevka served as the Company’s Vice President of Operations and oversaw the clinical, regulatory, and manufacturing operations. Since starting at Ampio in January 2013, Ms. Cherevka has held the following additional roles of increasing responsibility: Director of Clinical Trials (from January 2013 to November 2013), Senior Director of Clinical Trials (from November 2013 to May 2015), Vice President of Operations (from May 2015 to September 2017) and COO (from September 2017 to current). Previously, Ms. Cherevka was the Director of Business Development at the American College of Radiology (ACR) Image Metrix from 2011 to 2013. Ms. Cherevka earned a B.A. degree from California State University, Chico, and an M.S. degree in biomedical and molecular sciences research from King’s College, London. Ms. Cherevka is a member of the Parenteral Drug Association, Colorado Bioscience Association and the International Society of Pharmaceutical Engineers, and a board member of the Professional Science Master’s in Biomedical Sciences (PSM) program at the University of Denver.

Additional details regarding the above may be found in the press release attached as Exhibit 99.1 to this Current Report on Form 8-K, which is hereby incorporated by reference.

There are no arrangements or understandings between Ms. Cherevka and any other persons pursuant to which she was selected as the Company’s President. There are also no family relationships between Ms. Cherevka and any director or executive officer of the Company, and she has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

In connection with her appointment, the Company entered into a new three-year employment agreement with Ms. Cherevka (the “Cherevka Employment Agreement”), the terms of which are further described below.

Amendment of Employment Agreements

Mr. Michael Macaluso

On October 11, 2021, the Company entered into a new three-year employment agreement (the “Macaluso Employment Agreement”) with Michael Macaluso, the Company’s Chief Executive Officer and principal executive officer. The Macaluso Employment Agreement supersedes and replaces the Company’s prior employment agreement with Mr. Macaluso entered into on December 14, 2019. The Macaluso Employment Agreement provides for an annual base salary of $550,000 and an annual discretionary bonus of up to fifty percent (50%) of Mr. Macaluso’s base salary, with the exact amount to be determined by the Compensation Committee of the Board based on achievement of individual and Company performance objectives established by the Compensation Committee. In connection with the Macaluso Employment Agreement, Mr. Macaluso was awarded 950,000 shares of restricted stock, with 150,000 shares vesting upon the effective date of the Macaluso Employment Agreement, 200,000 shares vesting on January 1, 2022 and 200,000 additional shares vesting annually each year thereafter, such that all shares of restricted stock will be fully vested on January 1, 2025.

If Mr. Macaluso’s employment is terminated by the Company without Cause (as defined in the Macaluso Employment Agreement) or by Mr. Macaluso for Good Reason (as defined in Macaluso Employment Agreement), he will be entitled to a lump sum severance payment equal to six months of his base salary in effect at the date of termination, less applicable withholding. In addition, the vesting and exercisability of all then outstanding options held by Mr. Macaluso will accelerate in full. Upon the occurrence of a Change in Control (as defined in the Macaluso Employment Agreement), all then outstanding stock options, restricted stock and other stock-based grants held by Mr. Macaluso will immediately and irrevocably vest and become exercisable and any restrictions thereon shall lapse.

This description of the Macaluso Employment Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Macaluso Employment Agreement, which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2021.

Ms. Holli Cherevka

On October 11, 2021, the Company and Ms. Cherevka entered into the Cherevka Employment Agreement. The Cherevka Employment Agreement supersedes and replaces the Company’s prior employment agreement with Ms. Cherevka entered into on September 16, 2019. The Cherevka Employment Agreement provides that Ms. Cherevka will serve as the Company’s President and COO for an annual base salary of $375,000 and an annual discretionary bonus of up to fifty percent (50%) of Ms. Cherevka’s base salary, with the exact amount to be determined by the Compensation Committee of the Board based on achievement of individual and Company performance objectives established by the Compensation Committee. In connection with the Cherevka Employment Agreement, Ms. Cherevka was awarded 500,000 shares of restricted stock, with 100,000 shares vesting upon the effective date of the Cherevka Employment Agreement, 100,000 shares vesting on January 1, 2022 and 100,000 additional shares vesting annually each year thereafter, such that all shares of restricted stock will be fully vested on January 1, 2025.

If Ms. Cherevka’s employment is terminated by the Company without Cause (as defined in the Cherevka Employment Agreement) or by Ms. Cherevka for Good Reason (as defined in the Cherevka Employment Agreement), she will be entitled to a lump sum severance payment equal to six months of her base salary in effect at the date of termination, less applicable withholding. In addition, the vesting and exercisability of all then outstanding options held by Ms. Cherevka will accelerate in full. Upon the occurrence of a Change in Control (as defined in the Cherevka Employment Agreement), all then outstanding stock options, restricted stock and other stock-based grants held by Ms. Cherevka will immediately and irrevocably vest and become exercisable and any restrictions thereon shall lapse.

This description of the Cherevka Employment Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Cherevka Employment Agreement, which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

Mr. Daniel Stokely

On October 11, 2021, the Company entered into a new three-year employment agreement (the “Stokely Employment Agreement”) with Daniel Stokely, the Company’s Chief Financial Officer and principal financial officer. The Stokely Employment Agreement supersedes and replaces the Company’s prior employment agreement with Mr. Stokely entered into on July 9, 2019. The Stokely Employment Agreement provides for an annual base salary of $335,000 and an annual discretionary bonus of up to fifty percent (50%) of Mr. Stokely’s base salary, with the exact amount to be determined by the Compensation Committee of the Board based on achievement of individual and Company performance objectives established by the Compensation Committee. In connection with the Stokely Employment Agreement, Mr. Stokely was awarded 335,000 shares of restricted stock, with 67,000 shares vesting upon the effective date of the Stokely Employment Agreement, 67,000 shares vesting on January 1, 2022 and 67,000 additional shares vesting annually each year thereafter, such that all shares of restricted stock will be fully vested on January 1, 2025.

If Mr. Stokely’s employment is terminated by the Company without Cause (as defined in the Stokely Employment Agreement) or by Mr. Stokely for Good Reason (as defined in the Stokely Employment Agreement), he will be entitled to a lump sum severance payment equal to six months of his base salary in effect at the date of termination, less applicable withholding. In addition, the vesting and exercisability of all then outstanding options held by Mr. Stokely will accelerate in full. Upon the occurrence of a Change in Control (as defined in the Stokely Employment Agreement), all then outstanding stock options, restricted stock and other stock-based grants held by Mr. Stokely will immediately and irrevocably vest and become exercisable and any restrictions thereon shall lapse.

This description of the Stokely Employment Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Stokely Employment Agreement, which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

Adoption of Indemnification Agreement

On October 13, 2021, the Board approved and adopted an updated form of indemnification agreement to be entered into by the Company with its directors, executive officers and certain other key employees (the “Indemnification Agreement”). The Indemnification Agreement was adopted in order to incorporate certain updates that reflect current market indemnification practices and will supersede any previous indemnification agreement entered into by the Company with the respective director, executive officer or other key employee.

As is the case with the Company’s previous form of indemnification agreement, the Indemnification Agreement requires the Company to indemnify the counterparty, to the fullest extent permitted by law, for certain expenses, including attorneys’ fees, judgments, penalties, fines and settlement amounts actually and reasonably incurred in any action or proceeding arising out of such party’s status as a service provider to the Company or one of its subsidiaries or any other company or enterprise to which service is provided at the Company’s request.

The foregoing summary and description of the provisions of the Indemnification Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Indemnification Agreement, which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1Press release, dated October 13, 2021

104The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPIO PHARMACEUTICALS, INC.

Date: October 15, 2021	By:	/s/ Daniel G. Stokely
Name: Daniel G. Stokely
Title: Chief Financial Officer and Secretary